UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2006

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 3, 2006, we issued a press release announcing our results of operations for the quarter ended June 30, 2006. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

We presented drilling margin information in the press release furnished as an exhibit to this report, which is a “non-GAAP” financial measure under Regulation G of the rules and regulations of the Securities and Exchange Commission (“Regulation G”). In the press release and in accordance with Regulation G, we included a reconciliation of drilling margin to net earnings, which is the nearest comparable GAAP financial measure. However, because drilling margin is not prescribed by GAAP, it is not necessarily comparable to similar measures presented by other companies. We included drilling margin in the press release because we believe drilling margin provides investors and our management additional information to assist them in assessing our business and performance in comparison to other companies in the same industry.

We also presented the cumulative effect of two expense items on our earnings per share for the quarter ended June 30, 2006 in the press release. Those expense items were the after-tax compensation expense associated with the new treatment of stock compensation costs required by Statement of Financial Accounting Standards (“SFAS”) No. 123(R) and a nonrecurring charge for deferred taxes to reflect the impact of recently enacted changes in the Texas franchise tax law. In the press release, we also provided a reconciliation of our earnings per share to our as-adjusted earnings per share, which excluded these two expense items and shows their separate impact on our earnings per share. While these per share disclosures (aside from our earnings per share computed in accordance with GAAP) are non-GAAP financial measures under Regulation G, we included these disclosures because we believe they provide investors and our management additional information that is helpful to assess to overall earnings impact of these two significant changes (the effectiveness of SFAS 123(R) and the one-time effect of the change in Texas franchise tax law and related transition provisions that affect Pioneer Drilling’s tax accruals earlier (because of its March 31 fiscal year) than those other companies in the same industry that have December 31 fiscal years), and thus facilitates a comparison of Pioneer Drilling’s financial performance to other companies in the same industry.

The information pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by Pioneer Drilling Company on August 3, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

By:	/s/ William D. Hibbetts
William D. Hibbetts
Senior Vice President and Chief Financial
Officer

Date: August 3, 2006

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EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pioneer Drilling Company, dated August 3, 2006.

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